Exhibit 32.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER

Certification Pursuant to Section 18 U.S.C. Section 1350,
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report on Form 10-K of Redwire Corporation (the “Company”) for the period ended December 31, 2021, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), William Read, Chief Financial Officer of the Company, certifies, to the best of his knowledge, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	April 8, 2022	By:	/s/ William Read
		Name:	William Read
		Title:	Chief Financial Officer
(Principal Financial Officer)